SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) August 10, 1999


                     PP&L Transition Bond Company LLC
           (Exact name of registrant as specified in its charter)


             Delaware                 333-75369            23-3004428
   (State or Other Jurisdiction      (Commission         (I.R.S. Employer
         of Incorporation)            File No.)        Identification No.)


                  Two North Ninth Street, GENA9-2, Room 3
                       Allentown, Pennsylvania 18101
            (Address of Principal Executive Offices) (Zip Code)


                               (610) 774-7934
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)




 Item 5.   Other Events

           The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-75369). Pursuant to this Registration Statement, the Registrant issued and sold $2,420,000,000 in aggregate principal amount of Transition Bonds, Series 1999-1. The transaction was closed on August 10, 1999. In connection with this transaction, the Registrant entered into the material agreements and received the opinions attached hereto as exhibits.

 Item 7.   Financial Statements and Exhibits

      A list of the Exhibits filed herewith is attached hereto.




                                 SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PP&L Transition Bond Company LLC

                                 By:  /s/  James E. Abel
                                    -----------------------------
                                    Name:   James E. Abel
                                    Title:  Manager


 Dated: August 17, 1999




                            EXHIBIT INDEX

 EXHIBIT NO.    DESCRIPTION

 1.1 Underwriting Agreement dated July 29, 1999 among PP&L, Inc., PP&L Transition Bond Company LLC, CEP Securities Co. LLC and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

 4.1.2 Amended and Restated Limited Liability Company Agreement of PP&L Transition Bond Company LLC dated August 10, 1999.

 4.3.1 Indenture dated as of August 10, 1999 between PP&L Transition Bond Company LLC and the Bank of New York.

 4.3.2 Series Supplement dated as of August 10, 1999 between PP&L Transition Bond Company LLC and the Bank of New York.

 5.1 Opinion of Morgan, Lewis & Bockius LLP, relating to the legality of the Transition Bonds.

 8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to material federal tax matters.

 10.1 Intangible Transition Property Sale Agreement dated August 10, 1999 between PP&L Transition Bond Company LLC and CEP Securities Co. LLC.

 10.2 Amendment Number 1 to the Intangible Transition Property Contribution Agreement among PP&L, Inc., CEP Group, Inc., CEP Reserves, Inc. and PP&L Transition Bond Company LLC dated August 10, 1999.

 10.3 Intangible Transition Property Servicing Agreement dated August 10, 1999 between PP&L Transition Bond Company LLC and PP&L, Inc.